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                                                                    EXHIBIT 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 24, 2002 relating to the financial statements, which appears in Bestway Inc.'s Annual Report on Form 10-K for the year ended July 31, 2002.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Dallas, Texas
March 20, 2003